Anfield Universal Fixed Income ETF

(AFIF)

A Series of Two Roads Shared Trust (the “Trust”)

Supplement dated October 3, 2019 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated August 29, 2018

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This Supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus and SAI and should be read in conjunction with the Prospectus, Summary Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus, Summary Prospectus and SAI.

On September 12, 2019, the Trust’s Board of Trustees approved an amendment to the Operating Expenses Limitation and Security Agreement (the “Agreement”) between Regents Park Funds, LLC (the “Adviser”) and the Trust, on behalf of the Anfield Universal Fixed Income ETF (the “Fund”), under which the Adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 1, 2020 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.30% of average daily net assets. The Agreement is effective as of September 1, 2019, the date on which the prior contractual expense limitation in effect of 0.95% expired.

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This Supplement and the existing Prospectus, Summary Prospectus and SAI, each dated August 29, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectus, Summary Prospectus and the SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-866-866-4848.